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                           JPMORGAN U.S. EQUITY FUNDS

                        JPMORGAN U.S. SMALL COMPANY FUND

                               ALL SHARE CLASSES

                       SUPPLEMENT DATED JANUARY 23, 2003
                     TO THE PROSPECTUSES DATED MAY 1, 2002

    The information under the heading THE PORTFOLIO MANAGERS and the subheadings for the Fund in each Prospectus is hereby deleted in its entirety and replaced with the following:

    The portfolio management team is led by Stephen J. Rich, Vice President of the adviser, J.P. Morgan Investment Management Inc. (JPMIM), Darren Rabenou, Vice President of JPMIM, John Piccard, Vice President of JPMIM and James L. Adler, Vice President of JPMIM. Mr. Rich joined the team in 2002 and has been at JPMIM or one its affiliates since 2001. Prior to managing the Fund, Mr. Rich worked at Citigroup Asset Management as a co-manager on mid- and small-cap strategies. Mr. Rabenou joined the team and the firm in 2001. Prior to joining the firm, he served as a senior analyst and portfolio manager for Prudential Investments from 1998 to 2000. Prior to that, Mr. Rabenou worked in institutional equity sales and derivatives covering emerging markets for ING Barings. Mr. Piccard joined the team in 2002 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Piccard managed large-cap core and all-cap growth equity portfolios. Prior to 2000, Mr. Piccard worked for Mitchell Hutchins Asset Management, managing equity investment portfolios. Mr. Adler joined the team 2003 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Adler was an analyst. Prior to joining the firm, Mr. Adler worked for Goldman Sachs Asset Management from 1997 to 2000.

                                                                  SUP-USSCPR-103